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                                                                    Exhibit 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-53971) of Frederick Brewing Co. of our report dated March 31, 2000 relating to the financial statements as of and for the year ended December 31, 1999, which appear in this Form 10-KSB.


PricewaterhouseCoopers LLP

Cleveland, Ohio
April 11, 2000